UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 14, 2013

(Date of Report - date of earliest event reported)

EQUAL ENERGY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Alberta, Canada (State or Other Jurisdiction of Incorporation or Organization)	001-34759 (Commission File Number)	98-0533758 (I.R.S. Employer Identification No.)

2600, 500 - 4th Avenue S.W. Calgary, Alberta Canada (Address of Principal Executive Offices)		T2P 2V6 (Zip Code)

(403) 263-0262

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 14, 2013, Equal Energy Ltd. issued their Annual Information Form ("AIF") on SEDAR.com (System for Electronic Document Analysis and Retrieval), the electronic filing system for the disclosure documents of public companies and investment funds across Canada.  A copy of the AIF is also available on the Equal Energy website.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.     Description
99.1        Annual Information Form ("AIF") dated March 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2013

EQUAL ENERGY LTD.

By:	_/s/ Dell Chapman _____________
Name: Dell Chapman Title: SVP Finance